UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2021

NortonLifeLock Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)			77-0181864 (I.R.S. Employer Identification Number)
60 E. Rio Salado Parkway,		Suite 1000,
	Tempe,	Arizona	85281
(Address of principal executive offices and zip code)
	(650)	527-8000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock,	par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions

On November 4, 2021, NortonLifeLock Inc. (the Company) issued a press release announcing financial results for the second quarter ended October 1, 2021. The Company also posted supplemental financial information to its website. A copy of the press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.01 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02, including Exhibit 99.01 hereto, shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.07. Submission of Matters to a Vote of Security Holders

A special meeting of stockholders of the Company was held virtually on November 4, 2021 (the Special Meeting). There were 581,750,640 outstanding shares of common stock of the Company entitled to vote at the Special Meeting, of which 489,626,006 were present or represented by proxy. A summary of the voting results for the following proposals, each of which is described in detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on October 4, 2021, which was first mailed to the Company’s stockholders on or about October 4, 2021, is set forth below:
Proposal 1 - Share Issuance Proposal

The Company’s stockholders approved the issuance of shares of common stock of the Company to shareholders of Avast plc (Avast) in connection with the proposed acquisition by Nitro Bidco Limited (Bidco), a wholly-owned subsidiary of the Company, of the entire issued and to be issued ordinary share capital of Avast (the Merger) as announced on August 10, 2021. The votes on this proposal are set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
486,745,872	715,699	2,164,435	0

Proposal 2 - Adjournment Proposal

The Company’s stockholders voted on a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there were insufficient votes at the time of such adjournment to approve the Share Issuance Proposal. The votes on this proposal are set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
447,672,704	39,127,449	2,825,853	0

Because there were sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, a vote on the proposal to adjourn the Special Meeting to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Stock Issuance, while approved, was not necessary.
Item 8.01. Other Events

On November 4, 2021, the Company issued a press release announcing the results of the stockholder vote on the Share Issuance Proposal at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the proposed Merger; (ii) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects of the combined group of the Company and Avast (the Combined Company); (iii) business and management strategies and the expansion and growth of the operations of the Combined Company; and (iv) the effects of government regulation on the business of the Combined Company. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the Merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the enlarged group to integrate successfully the Company’s and Avast’s operations when (and if) the Merger is implemented and the enlarged group incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report on Form 8-K may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K. All subsequent oral or written forward-looking statements attributable to the Company, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. The Company does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Merger will be made solely by means of the scheme document published by Avast, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Merger. Any decision in respect of, or other response to, the Merger, should be made only on the basis of the information contained in such document(s). If the Company ultimately seeks to implement the Merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Use of Non-GAAP Financial Information

We use the non-GAAP measures of operating margin and earnings per share, which are adjusted from results based on U.S. GAAP and exclude certain expenses, gains and losses. We also provide the non-GAAP metric of free cash flow, which is defined as cash flows from operating activities less purchases of property and equipment. These non-GAAP financial measures are provided to enhance the user’s understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to U.S. GAAP and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with U.S. GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Readers are encouraged to review the reconciliation of our non-GAAP financial measure earnings per share to the comparable U.S. GAAP results, which is attached to our quarterly earnings release and which can be found, along with other financial information, on the investor relations page of our website at https://investor.nortonlifelock.com. We are unable to provide a reconciliation of forward-looking Non-GAAP financial measures to the most comparable U.S. GAAP financial measures because certain information is dependent on future events, some of which are outside the control of the Company. Moreover, estimating such U.S. GAAP financial measures with the required precision necessary to provide a meaningful reconciliation is extremely difficult and could not be accomplished without unreasonable effort.

Important notices relating to financial advisors

Evercore Partners International LLP (Evercore), which is authorized and regulated by the FCA in the United Kingdom, is acting exclusively as financial adviser to the Company and Bidco and no one else in connection with the Merger and will not be responsible to anyone other than the Company or Bidco for providing the protections afforded to clients of Evercore nor for providing advice in connection with the matters referred to herein. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with any matter referred to herein or otherwise. Apart from the responsibilities and liabilities, if any, which may be imposed on Evercore by FSMA, or the regulatory regime established thereunder, or under the regulatory regime of any jurisdiction where exclusion of liability under the relevant regulatory regime would be illegal, void or unenforceable, neither Evercore nor any of its affiliates accepts any responsibility or liability whatsoever for the contents of this Current Report on Form 8-K, and no representation, express or implied, is made by it, or purported to be made on its behalf, in relation to any matter referred to herein, including its accuracy, completeness or verification, or any other statement made or purported to be made by it, or on its behalf, in connection with the Company, Bidco or the matters described in this Current Report on Form 8-K. To the fullest extent permitted by applicable law, Evercore and its affiliates accordingly disclaim all and any responsibility or liability whether arising in tort, contract or otherwise (save as referred to above) which it or they might otherwise have in respect of this Current Report on Form 8-K or any statement contained herein.

UBS AG London Branch (UBS) is authorized and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorized by the PRA and subject to regulation by the FCA and limited regulation by the PRA in the United Kingdom. UBS provided financial and corporate broking advice to Avast and no one else in connection with the process or contents of this Current Report on Form 8-K. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this Current Report on Form 8-K or any other matter referred to herein.

J.P. Morgan Securities plc, which conducts its UK investment banking business as J.P. Morgan Cazenove, (J.P. Morgan Cazenove) and which is authorized in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting exclusively as financial adviser to Avast and no one else in connection with the Merger and will not regard any other person as its client in relation to the Merger and shall not be responsible to anyone other than Avast for providing the protections afforded to clients of J.P. Morgan

Cazenove or its affiliates, nor for providing advice in connection with the Merger or any matter or arrangement referred to herein.

No profit forecasts or estimates

No statement in this Current Report on Form 8-K is intended as, or is to be construed as, a profit forecast or estimate for any period and no statement in this Current Report on Form 8-K should be interpreted to mean that earnings or earnings per ordinary share for the Company or Avast, respectively, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for the Company or Avast, respectively.

Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit Title or Description
99.01	Press release dated November 4, 2021.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of November, 2021.

NortonLifeLock Inc.

By:	/s/ Natalie Derse
Natalie Derse
Chief Financial Officer